Exhibit 10.2

Independent Auditors’ Consent

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement of KT Corporation on Form F-3 (No. 333-100251) of our reports dated March 7, 2003 and January 26, 2002, relating to our audit of the financial statements of KT Freetel Co., Ltd., and our report dated May 25, 2001, relating to our audit of the financial statements of KT M.com Co., Ltd. (which reports express an unqualified opinion and include explanatory paragraphs related to the adverse economic circumstances in the Republic of Korea and Asia Pacific region in general, and refer to the acquisition of KT ICOM Co., Ltd.’s common share by KT Freetel Co., Ltd., the merger of KT Freetel Co., Ltd. with KT ICOM Co., Ltd., the name change of Korea Telecom Freetel Co., Ltd. to KT Freetel Co., Ltd., and the merger of KT Freetel Co., Ltd. with KT M.Com Co., Ltd.), appearing in the Annual Report on Form 20-F of KT Corporation for the fiscal year ended December 31, 2002, and to the reference to our firm under the heading “Experts” in the registration statement on Form F-3 of KT Corporation.

Anjin & Co.

Seoul, Korea

June 25, 2003